                                                                    Exhibit 24

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of F.N.B. Corporation (the "Corporation") and the several undersigned officers and directors thereof whose signatures appear below, hereby makes, constitutes and appoints Peter Mortensen, Gary Tice or John D. Waters, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign the following registration statements of the Corporation to be filed with the Securities and Exchange Commission (the "Commission"), together with any and all amendments (including post-effective amendments) to such registration statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof (a) registration statement on Form S-8 relating to the Corporation's Salary Savings Plan.

                  IN WITNESS WHEREOF, F.N.B. Corporation has caused this Power of Attorney to be signed on its behalf, and each of the undersigned officers and directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below. This Power of Attorney may be executed in counterparts which, when taken together, shall constitute a single original thereof.

F.N.B. CORPORATION

By:   /s/ Peter Mortenson
     ------------------------------
     Peter Mortenson
     Chairman and Chief Executive Officer

Date:    June 27, 2000

           Signature                                   Title                           Date
           ---------                                   -----                           ----


 /s/ Peter Mortensen                    Chairman, Chief Executive Officer and      June 27, 2000
---------------------------------       Director (Principal Executive Officer)
Peter Mortensen

 /s/ Stephen J. Gurgovits               Vice Chairman and Director                 June 27, 2000
---------------------------------
Stephen J. Gurgovits

 /s/ Gary L. Tice                       President, Chief Operating Officer and     June 27, 2000
---------------------------------       Director
Gary L. Tice

 /s/ John D. Waters                     Vice President and Chief Financial         June 27, 2000
---------------------------------       Officer (Principal Accounting Officer)
John D. Waters


                                        Director                                   June 27, 2000
---------------------------------
W. Richard Blackwood

                                        Director                                   June 27, 2000
---------------------------------
Alan C. Bomstein

 /s/ William B. Campbell                Director                                   June 27, 2000
---------------------------------
William B. Campbell

 /s/ Charles T. Cricks                  Director                                   June 27, 2000
---------------------------------
Charles T. Cricks

 /s/ Henry M. Ekker                     Director                                   June 27, 2000
---------------------------------
Henry M. Ekker

                                        Director                                   June 27, 2000
---------------------------------
James S. Lindsay

 /s/ Paul P. Lynch                      Director                                   June 27, 2000
---------------------------------
Paul P. Lynch

                                        Director                                   June 27, 2000
---------------------------------
Edward J. Mace

 /s/ Robert S. Moss                     Director                                   June 27, 2000
---------------------------------
Robert S. Moss

                                        Director                                   June 27, 2000
---------------------------------
William A. Quinn

 /s/ William J. Strimbu                 Director                                   June 27, 2000
---------------------------------
William J. Strimbu

 /s/ Archie O. Wallace                  Director                                   June 27, 2000
---------------------------------
Archie O. Wallace

 /s/ James T. Weller                    Director                                   June 27, 2000
---------------------------------
James T. Weller

                                        Director                                   June 27, 2000
---------------------------------
Eric J. Werner

 /s/ Benjamin Wiley                     Director                                   June 27, 2000
---------------------------------
Benjamin Wiley

 /s/ Donna C. Winner                    Director                                   June 27, 2000
---------------------------------
Donna C. Winner